GLOBAL X FUNDS
Global X MSCI China Communication Services ETF (the “Fund”)

Supplement dated April 18, 2019 to the Summary Prospectus,
Statutory Prospectus and Statement of Additional Information (“SAI”)
for the Fund, dated March 1, 2019.

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Statutory Prospectus and SAI for the Fund.

Effective May 3, 2018, the primary listing exchange of the Global X MSCI China Communication Services ETF will be changed from NASDAQ to NYSE Arca, Inc. As such, all references to the NASDAQ as the primary listing exchange of the Fund are changed to NYSE Arca, Inc.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE